                                                                   Exhibit 10.12

                               SUPPLY AGREEMENT
                               ----------------

     SUPPLY AGREEMENT dated as of June 29, 1997, between Multilink Technology Corporation ("Multilink") a corporation organized in the State of California, U.S.A, with offices at 2601 Ocean Park Boulevard, Suite 108, Santa Monica California 90405 (hereinafter "Buyer") and TRW Inc., a corporation organized in the State of Ohio, U.S.A., acting through its Space & Electronics Group, with offices at One Space Park, Redondo Beach, California 90278, U.S.A.
(hereinafter "TRW").

     WHEREAS, Buyer desires to purchase, and TRW desires to provide, the Products (as defined below) specified in Exhibit 1A to this Agreement, and the parties desire to define the terms and conditions under which the same will be furnished;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the parties hereto agree as follows:

                                   Article 1
                           Definitions and Priority

1.1  Definitions: The following words and phrases shall have the meanings set
     -----------
forth below:


     Agreement:          This Supply Agreement between TRW and Buyer including
                         the following Exhibits, attached hereto and made a part hereof:

                         Exhibit 1A: List of Products
                         Exhibit 1B: Price, Minimum Annual Quantities and Site
                         Exhibit 1C: HEMT and HBT Process Control Monitor
                                     Specifications
                         Exhibit 3:  Order Form

     Contract Price:     Defined in Section 5.1.

     Delivery Date(s):   Defined in Section 7.1.

     Effective Date:     Defined in Article 4.

     Products:           The products described in Exhibit 1A to be supplied by
                         TRW.

     Maskset: Photolithographic plates used for precision etching and material deposition processing of monolithic integrated circuits as referenced in Exhibit 1A.

     Site: Buyer's facility or other location identified in Exhibit 1B as the destination to which transportation is to be arranged for deliverable items.

     TRW Plant:     Each of the factories or establishments of TRW and its
                    suppliers located in the United States.

     1.2  Priority: In case of any inconsistencies between this Agreement and
          --------
any of the Exhibits, the text of this Agreement shall prevail.

                                   Article 2
             Subject Matter of Agreement: Supply and Requirements
             ----------------------------------------------------

     2.1  Supply. TRW hereby agrees to sell to Buyer and Buyer hereby agrees to
          ------
buy from TRW, on and subject to the terms and conditions contained in this Agreement, the Products listed in Exhibit 1A

     2.2  Requirements: Buyer shall buy from TRW no less than the annual minimum
          ------------
quantities of Products set forth in Exhibit 1B, and TRW agrees to sell Buyer the annual quantities of Products set forth in such Exhibit.

     2.3  Deletion of Products: TRW reserves the right to discontinue the
          --------------------
manufacture or sale of, or otherwise render or treat as obsolete, any or all of the products covered by this Agreement upon at least one hundred eighty (180) days prior written notice to Buyer.

     2.4  Exception: The deletion of any Product pursuant to Section 2.3 will
          ---------
not relieve, however, TRW of its obligation to deliver any Product for which an Order has been accepted by TRW pursuant to Article 3, specifically including TRW's obligation to supply Products under Orders that provide for deliveries over multiple years.

                                   Article 3
                           Basic Ordering Agreement
                           ------------------------

     3.1  Purchase Order: This Agreement shall serve as a basic ordering
          --------------
agreement under which Buyer may place orders to TRW. Buyer shall submit an order in the form attached hereto as Exhibit 3 ("Order") for each Product or Service hereunder in purchase order ("PO") form which references this Agreement. PO's shall identify the Product(s) or Service(s) to be purchased by Buyer pursuant to Exhibits 1A and 1B. If Services are to be purchased, Buyer shall also identify funding in the PO.

     3.2  Acceptance of Orders: TRW shall use good faith reasonable efforts to
          --------------------
accept and supply all Orders for Products which Buyer submits hereunder, and unless otherwise agreed, TRW shall deliver Products so ordered on or before the delivery dates or during the performance periods specified in each Order. All preprinted terms and conditions contained in any Order are superseded by the terms and conditions of this Agreement. Notwithstanding the foregoing, TRW shall have no

                                      -2-
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obligation to accept and shall not be deemed to have accepted; unless signed by
TRW, any Order (i) for any Products not listed in Exhibit 1A hereto or revisions thereof; or (ii) which specifies a delivery date which is less than that specified in Exhibit 1B.

     3.4  Order Procedure: TRW shall give Buyer notice of its acceptance or
          ---------------
rejection of any Order within five (5) working days after receipt of such Order. If TRW rejects any such Order, it shall specify in such notice the reasons for rejection.

     3.5  Additional Products: The parties may, from time to time, amend
          -------------------
Exhibit 1A to add thereto any additional Products which TRW, during the term of this Agreement, generally offers for sale and Buyer may purchase same under this Agreement.

     3.6  Deletion of Products: Subject to TRW's obligations under Article 2
          --------------------
hereof, should TRW discontinue offering for sale any Products listed in Exhibit 1A, TRW may delete such Products from Exhibit 1A, effective one hundred eighty
(180) calendar days after giving Buyer notice of such deletion. Other provisions hereof notwithstanding, the deletion of any Products pursuant to this
Section 3.6 shall not relieve TRW from its obligation to deliver Products for which an Order has been accepted by TRW pursuant to Section 3.4.

     3.7  Sales Forecasts: Buyer shall submit to TRW on the Effective Date and
          ---------------
thereafter at thirty (30) days before the start of each calendar quarter during the term hereof a written forecast of its best estimate of its requirements for Products during the next four (4) calendar quarters. Such forecast shall list separately for each quarter during the period covered by the forecast the amount of Products which Buyer expects to require during such quarter. Such forecasts are not intended to be binding on Buyer.


                                   Article 4
                            Effective Date and Term
                            -----------------------

     This Agreement shall be effective and binding on the parties as of the first date noted above when signed by Buyer and TRW (the "Effective Date") and shall remain in force and effect until December 31, 2002.


                                   Article 5
                             Contract Price Taxes.
                             --------------------
                     Transportation, Expenses and Charges
                     ------------------------------------

     5.1  Price: Buyer shall pay TRW for the performance of TRW's obligations
          -----
hereunder, the prices for Products and Services stated in Exhibit 1B in accordance with the provisions of this Article 5. The aforementioned price is hereinafter referred to as the "Contract Price."

     5.2  Taxes for Orders: Buyer will pay TRW the amount of any sales or use
          ----------------
taxes, or similar taxes, assessments or charges imposed by any governmental entity

                                      -3-
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and paid by TRW in respect of any Order. Buyer will pay such taxes with the purchase price for Products, provided such taxes are separately stated by TRW in invoices submitted pursuant to the provisions hereof. Buyer's liability hereunder does not extend to taxes based on possession prior to delivery of Products, or to income or corporate excise taxes assessed against TRW. Buyer also will be responsible for the payment of any penalties charged TRW for the late payment of taxes caused by Buyer's late payment. Buyer will provide TRW with its resale certificate number.

     5.4  Resale Certificate: Where a resale certificate or document indicating
          ------------------
that Products are purchased for resale provides an exemption from liability of either party for any taxes, assessments, or other charges incurred under this Agreement, the other party will provide such certificate or evidence to the first party in timely fashion and proper form if the second party wishes to take the benefit of such exemption, and thereupon, the second party will have no obligation hereunder to pay or reimburse the first party for any such exempted taxes, assessment or charges.

     5.5  Transportation Expenses: TRW shall pay for all expenses of handling,
          -----------------------
freight, and other transportation expenses including, without limiting the foregoing, all packing and special handling charges for air shipment incurred in connection with the delivery of the Products from the TRW Plant to the Site.


                                   Article 6
                                    Payment
                                    -------

     Payment for Products and Services and all other obligations hereunder shall be in United States dollars (U.S.D.) and shall be due and payable in the amounts and at the time(s) as set forth as follows. Payment terms for Products and Services are net thirty (30) days upon receipt of TRW's invoice. Payment of other charges, if any, provided for in this Agreement shall be due and payable within thirty (30) days after receipt of TRW's invoice thereof. Payments to TRW shall be made to TRW's electronic funds transfer account which is as follows:

                                Bank of America
                                Telex - MCI #67652
                                ABA 121000358
                                TRW Space & Defense
                                TRW Account # 06005-04132

                                or via mail to:

                                TRW Space & Defense
                                File No. ______
                                Los Angeles, CA 90074-1818

Outstanding invoices remaining unpaid after thirty (30) days shall be subject to a charge of one percent (1%) of the amount of the invoice per month or prorated for a partial month.

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                                   Article 7
                       Shipment, Title, and Risk of Loss
                       ---------------------------------

     7.1  Delivery of Products: TRW shall arrange for and place the Products in
          -------------------
the possession of a common carrier on or before the period specified in Exhibit 1B for delivery to Buyer F.O.B. docks at the TRW Plant. TRW shall arrange for shipment of the items by common carrier to the Site.

     7.2  Protection and Packing of the Products: TRW shall arrange to have all
          --------------------------------------
Products suitably packaged in accordance with good commercial practices. Unless otherwise provided, all packing containers used by TRW shall be non-returnable.

     7.3  Risk of Loss and Title: Risk of loss to Products shall pass to Buyer
          ----------------------
on delivery to the carrier at the TRW Plant, notwithstanding any provisions for payment of freight or insurance by TRW, or the form of shipping documents, or the breach or default by TRW at the time of loss. Risk of loss of Products sent to TRW for adjustment shall remain with Buyer until such are received by TRW at the TRW Plant.

     7.4  Shipping Documents: After Products have been shipped, TRW shall
          ------------------
deliver to Buyer one (1) copy of the waybill.

     7.5  Access by Buyer: Subject to United States law and security
          ---------------
regulations, Buyer's representatives shall have the right, during reasonable business hours, to enter the TRW Plant in order to inspect visually the manufacturing progress of Products.


                                   Article 8
                                Factory Testing
                                ---------------

     Prior to delivery, TRW or its suppliers shall perform standard quality control inspections and tests of Products as specified in Exhibit A. Records of such tests shall be retained by TRW and remain available for review by Buyer for at least one (1) year after the date(s) of delivery.


                                   Article 9
                                   Warranty
                                   --------

     9.1  Warranty: TRW warrants that immediately upon delivery but not
          --------
thereafter, each Product shall comply in all material respects with the PCM test protocol, as it relates thereto. Promptly after receipt of written notice from Buyer that any Products are non-conforming, TRW shall replace such non-conforming Products. Any non-conforming Products must be returned for inspection to the TRW Plant. Buyer shall repay all freight charges to return any such products to TRW. TRW shall deliver replaced Products freight prepaid to the Site.

     9.2  Exclusion: THIS WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, WHETHER
          ---------
STATUTORY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY EXCLUDED. TRW'S WARRANTY OBLIGATIONS AND BUYER'S REMEDIES ARE SOLELY AND EXCLUSIVELY AS STATED IN THIS ARTICLE 9.


                                  Article 10
                                    Delays
                                    ------

     10.1 Force Majeure: The date on which each party's obligations (except the
          -------------
payment of money) are to be fulfilled shall be extended for a period equal to any delay arising directly or indirectly from any cause beyond such party's reasonable control. Such causes include, but are not limited to, acts of God; the laws, actions, or inactions of any governmental authority in either its sovereign or contractual capacity; civil or military conflicts; riot; revolution; fires; floods; earthquakes; walkouts; strikes; labor disputes; material shortages; epidemics; and embargoes. Such extension shall apply whether or not there is another concurrent cause of delay.

     10.2 Termination: If the delays resulting from any of the causes stated in
          -----------
Section 10.1 extend in the aggregate for more than one hundred eighty (180) days and the parties have not agreed upon a revised basis for continuing work on a PO at the end of such delays, including adjustment of the Contract Price, then either party, upon thirty (30) days written notice, may terminate such PO with respect to the unexecuted portion of the work whereupon Buyer shall pay TRW its termination charges as provided in Section 10.3 below.

     10.3 Termination Charges: Buyer may terminate a PO for any reason upon ten
          -------------------
(10) days written notice to TRW. In this event, TRW shall promptly submit to Buyer a detailed written statement and supporting documentation (such as TRW incurred cost report and vendor invoices) of TRW's total costs incurred in the performance of work on such PO and the total cost resulting from such termination as determined in accordance with TRW's standard accounting practices and, if requested by Buyer, verified to Buyer by TRW's independent auditors at Buyer's expense (hereinafter referred to as the "Total Verified Termination Cost").

The Total Verified Termination Cost for a PO shall include the following:

     (1) one hundred percent (100%) of the total termination costs incurred by TRW, including but not limited to any committed and/or termination costs incurred by TRW's suppliers and vendors, less the amounts previously paid by Buyer pursuant to the PO;

     (2) the list price of any completed Products and Services under the PO pursuant to Exhibit B;

     (3) TRW's costs incurred in performing uncompleted work under the PO, plus profit in the amount of fifteen percent (15%) of these Products and Services, and;

     (4) any other appropriate charges incurred.

                                      -6-
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The Total Verified Termination Cost shall be paid by Buyer within thirty (30)
days after receipt of TRW's invoice therefor.


                                  Article 11
                           Transfers and Assignments
                           -------------------------

     11.1 Transfer by TRW: Neither party shall, without the consent in writing
          ---------------
of the other party, which shall not be unreasonably withheld, assign or transfer this Agreement or any PO hereunder or the benefits or obligations thereof or any part thereof to any other person other than a subsidiary wholly owned by such party, provided that this shall not affect any right of such party to assign, either absolutely or by way of charge, any moneys due or to become due to it or which may become payable to it under this Agreement.

     11.2 Release of Obligations: No assignment or transfer of any right or duty
          -----------------------
hereunder by either party shall constitute a novation or otherwise release or relieve such party of its obligations hereunder.


                                  Article 12
                                    Default
                                    -------

     12.1 Event of Default:  An Event of Default on the part of either party
          ----------------
shall exist under this Agreement or any PO hereunder if:

          (a) Such party fails to pay the other party any amount required to be paid when due and payable and such failure continues for ten (10) days after written notice to such party; or

          (b) Such party fails to perform any other material obligation required to be performed by it under any provision of this Agreement or a within thirty (30) days after notice from the other party that such performance has become due; provided, however, Buyer shall have no right to terminate this Agreement or a PO for TRW's default so long as corrective action is being diligently pursued by TRW in a manner that demonstrates that TRW's obligations hereunder shall be completed in sufficient time to allow Buyer to meets its end-use requirements for the Products.

     12.2  Remedies Available for Default: Subject to other provisions hereof
           ------------------------------
which expressly limit the remedies available hereunder, if an Event of Default as defined in Section 12.1 exists on the part of either party, then the other party may terminate this Agreement and/or the applicable PO hereunder upon giving written notice of termination and pursue any other remedies available at law or in equity.

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

                                  Article 13
                           Limitation of Liability
                           -----------------------

     13.1 Infringement:  TRW agrees that it shall to the extent its GaAs HBT
          ------------
and HEMT process and associated monolithic components are concerned, at its own expense and at its option, defend or settle any claim, suit, or proceeding brought against Buyer, based on an allegation that a Product furnished under this Agreement constitutes a direct or a contributory infringement of any claim of any patent, mask work, or copyright, which exists, or for which application exists, as of the date of this Agreement. This obligation shall be effective only if Buyer shall have made all payments then due and if TRW is notified of said allegation promptly in writing and given authority, information, and assistance for the settlement or defense of such claim, suit, or proceeding. TRW shall pay all damages and costs assessed in such suit or proceedings. In the event of a final adjudication by a court of competent jurisdiction that its Product infringes or violates any third party intellectual property right or if the use or sale thereof is enjoined, or if the provisions of any negotiated settlement agreement prohibit the use of the Product, TRW shall at its sole option and its own expense, either: (a) procure for Buyer the right to continue using the Product; or (b) replace it with a substantially equivalent non-infringing product; or (c) modify it so it becomes non-infringing but substantially equivalent; or (d) if none of the above is reasonably available (i.e., if the costs/damages/royalties relating to (a) through (c) above exceed eighty percent (80%) of the purchase price of the Products concerned), terminate Buyer's right to use the Product and return to Buyer the price originally paid by Buyer to TRW.

     13.2 Limitation of Liability: The total liability of TRW on all claims
          -----------------------
in total whether in contract, tort (including sole or concurrent negligence), or otherwise, arising out of, connected with, or resulting from the manufacture, sale, delivery, resale, repair, replacement, or use of Products or Services shall not exceed in the aggregate [*] dollars ($ [*] ) or the Contract Price for the Product or Services, whichever is less; provided, however, the limitation on liability set forth in this Section 13.2 shall not apply to a material breach of this Agreement resulting from a failure by TRW to honor its obligation to accept and supply all Orders for Products from Buyer in accordance with Article 3 hereof, but shall, as noted herein, apply to claims by Buyer resulting from TRW's manufacture, sale and delivery of Products as contemplated herein.

     13.3 Damages: In no event shall TRW be liable for any special, indirect,
          -------
incidental or consequential damages under this Agreement or any PO, however caused, whether by TRW's sole or concurrent negligence or otherwise, including, but not limited to costs and expenses incurred in connection with labor, overhead, transportation, installation, or removal of the Products or substitute facilities or supply sources.

     13.4 Indemnification: Buyer hereby agrees to defend, protect, hold
          ---------------
harmless, and otherwise indemnify TRW against any and all causes of action or claims based on or arising out of infringement or alleged infringement by Buyer of the copyright, mask works or patent laws and/or claims of unfair competition, including, but


  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

not limited to, damages for past infringement and payment of royalties for future use, and all costs incurred in preparing for and conducting the defense of such litigation, including attorneys' fees, incurred by TRW by reason of, or attributable to, directly or indirectly the manufacture of Products to Buyer's design or specifications.


                                  Article 14
                                    Notices
                                    -------

     All notices, requests, consents, and other communications required or permitted to be given under this Agreement must be in writing and mailed by registered or certified mail to the other party at its respective business address as follows:

If to TRW:                  TRW Inc.
                            Space & Electronics Group
                            Electronics Systems & Technology Division
                            One Space Park
                            Redondo Beach, California 90278
                            Attention: Mr. Chris Johnson
                            Mail Station: E2/5085
                            Phone:     (310) 814-2001
                            FAX:       (310) 813-6402

If to Buyer:                Multilink Technology Corp.
                            2601 Ocean Park Boulevard, Suite 108
                            Santa Monica, CA 90405
                            Attention: Dr. Richard Nottenburg
                            Phone:     (310) 581-6448, -6444
                            Fax:       (310) 581-6449

                                  Article 15
                          Contract Change Procedure
                          -------------------------

     15.1 Changes: Any changes to this Agreement after the effective date
          -------
hereof which relate to: (i) the deletion of Products or Services; (ii) adding additional Products, or Services; (iii) changing or modifying Products or Services; or (iv) making other changes which do not materially alter the scope of this Agreement shall be made in accordance with the procedures set forth in this Article 15.

     15.2 Contract Changes Requests: Either party hereto may, from time to
          -------------------------
time, and at any time during the term hereof request a change, as defined in
Section 15.1, in this Agreement. (The party requesting the change is hereinafter referred to as the "Requesting Party.") Requests for changes shall be in writing and shall be addressed and delivered to the other party (the "Notified Party"). Such writing shall be identified as a "Contract Change Request" (or "CCR"), shall carry a sequential number for ease of tracking, shall set forth in detail the nature of the change requested, and shall identify the Products to be changed.

     15.3 Procedure: As soon as practical after receipt by the Notified Party
          ---------
of copies of the CCR, the parties shall as necessary meet to discuss the change and to ascertain its cost and schedule impacts, if any.

     15.4 Contract Change Notice: If the parties decide to implement a change
          ----------------------
request, a standard form Contract Change Notice ("CCN") shall be prepared, which CCN shall describe the change, delineate the cost, schedule, and other impacts of the change and the payment terms for any price increase. Execution of a CCN by both parties shall constitute a modification hereof and shall be binding on both parties hereto.

     15.5 Exception: Substitutions relative to Products which are purchased
          ---------
items not manufactured by TRW may be made by TRW without the consent of Buyer if such substitutes are of like quality.

                                  Article 16
                            Proprietary Information
                            -----------------------

     16.1 Proprietary Information: For the purpose of this Agreement:
          -----------------------

          (a) "Proprietary Information" shall mean all drawings, documents, ideas, know-how and other information supplied by one Party ("Disclosing Party") to another ("Recipient") (whether disclosed orally, or in documentary form, by demonstration or otherwise) for the purpose of achieving the objectives of this Agreement.

          (b) "Proper Use" shall mean use of the Proprietary Information solely by the recipient for the objectives of this Agreement.

     16.2 Nondisclosure: All Proprietary Infomation furnished shall remain the
          -------------
property of the Disclosing Party and shall be treated by the Recipient in strict confidence, shall not be used except for Proper Use, shall be disclosed by the Recipient only to persons within the Recipient's company (including companies directly or indirectly more than fifty percent (50%) owned or controlled by the Recipient) who are directly concerned in the Proper Use, and shall not be disclosed to consultants or by the Recipient to any other party without the Disclosing Party's prior written consent, except for Proprietary Information which the Recipient can show was:

          (a) In the public domain at the time it was disclosed; or

          (b) Known to the Recipient without restriction at the time of receipt as evidenced by written records; or

          (c) Published or becomes available to others without restriction through no act or failure to act on the part of the Recipient; or

          (d) Disclosed inadvertently despite the exercise of the same degree of care as the Recipient takes to preserve and safeguard its own proprietary information; or

          (e) Known to the Recipient from a source other than the Disclosing Party without breach of this Agreement by the Recipient; or

          (f) Subsequently designated by the Disclosing Party in writing as no longer proprietary; or

          (g) Independently developed by the Recipient prior to the date of disclosure; or

          (h) Disclosed or in a proposal submitted to a customer in the performance of the obligations of a party under this Agreement; provided, however, that any such Proprietary Information disclosed to a customer in a proposal shall be marked with a restrictive legend limiting use thereof to evaluation of such Proposal; or

          (i) Disclosed after five (5) years from the date of delivery by the Disclosing Party to the Recipient, which five (5) year period shall survive the termination of this Agreement.

If any portion of Proprietary Information falls within any one of these exceptions, the remainder shall continue to be subject to the foregoing prohibitions and restrictions. The Recipient of Proprietary Information shall inform its employees of the confidential nature of the Proprietary Information and shall prohibit them from making copies of any of it except where such copies are necessary for the purposes of Proper Use, unless agreed upon by the Disclosing Party.

     16.3   Marking: Proprietary Information made available in written form by
            -------
one party to another party shall be marked with the legend:

                           "MULTILINK PROPRIETARY INFORMATION"
                     or -  "TRW PROPRIETARY INFORMATION"

as the case may be, or an equivalent conspicuous legend. No sheet or page of any written material shall be so labeled which is not, in good faith, believed by the Disclosing Party to contain Proprietary Information. A Recipient of Proprietary Information hereunder shall have no obligation with respect to any portion of any written material which is not so labeled or any information received orally unless it is identified as proprietary and a written summary of such oral communication, specifically identifying the items of Proprietary Information, is furnished to the Recipient within thirty (30) days of such disclosure.

     The individuals identified below are the only persons authorized to receive Proprietary Information on behalf of the parties:

     For Buyer:                   Dr. Richard Nottenburg

     For TRW:                     Mr. Bob Van Buskirk, Dr. Thomas Joseph

By written notice to the other party, these representatives may be replaced by another person from the same party.

     16.4  Compensation: The parties shall not be obligated to compensate each
           ------------
other for the transfer of any Proprietary Information under this Agreement and agree that no warranties of any kind are given with respect to such Proprietary Information or any use thereof. No license is hereby granted under any patent, trademark or copyrights with respect to any Proprietary Information.

     16.5  Survival: The obligations of the parties concerning confidentiality
           --------
set forth in this Article 16 shall survive termination or completion of this Agreement.

     16.6  Remedies: Each of the parties agrees that the other would be
           ---------
irreparably injured by a breach of the provisions of this Article 16 by such party, that monetary remedies would be inadequate to protect the other against any actual or threatened breach of this Article 16 by the other, and without prejudice to any other rights and remedies otherwise available to such party, the other agrees to the granting of equitable relief, including injunctive relief and specific performance, in the other's favor without proof of actual damage.


                                  Article 17
                                 Miscellaneous
                                 -------------

     17.1  Headings: The headings and titles to the articles, sections, and
           --------
paragraphs of this Agreement are inserted for convenience only and shall not be deemed a part hereof or affect the construction or interpretation of any provision hereof.

     17.2  Remedies: Unless otherwise expressly provided herein, the rights
           --------
and remedies hereunder are in addition to, and not in limitation of, other rights and remedies under the Agreement, at law or in equity, and exercise of one right or remedy shall not be deemed a waiver of any other right or remedy.

     17.3  Modification and  Waiver: No cancellation, modification, amendment,
           ------------------------
deletion, addition, or other change in the Agreement or any provision hereof, or waiver of any right or remedy herein provided, shall be effective for any purpose unless specifically set forth in a writing signed by the part to be bound thereby. No waiver of any right or remedy in respect of any occurrence or event on one occasion shall be deemed a waiver of such right or remedy in respect of such occurrence or event on any other occasion.

     17.4  Entire Agreement: With the exception of the Development Agreement
           ----------------
between the parties dated June 29, 1995, this Agreement supersedes all other agreements, oral or written, heretofore made with respect to the subject hereof and the transactions contemplated hereby and contains the entire agreement of the parties.

     17.5  Severability: Any provision hereof prohibited by or unlawful or
           ------------
unenforceable under any applicable law of any jurisdiction shall as to such jurisdiction be ineffective without affecting any other provision of the Agreement. To the full extent, however, that the provisions of such applicable law may be waived, they are hereby waived, to the end that the Agreement be deemed to be a valid and binding agreement enforceable in accordance with its terms.

     17.6  Controlling Law: All questions concerning the validity and operation
           ---------------
of this Agreement and the performance of the obligations imposed upon the parties hereunder shall be governed by the laws of the State of California applicable to contracts entered into and wholly to be performed in such jurisdiction.

     17.7  Successors and Assigns: The provisions of this Agreement shall be
           ----------------------
binding upon and for the benefit of TRW and Buyer and their respective successors and assigns. This provision shall not be deemed to expand or otherwise affect the limitation on assignment and transfers set forth in Article 11 and no party is intended to or shall have any right or interest under this Agreement, except, as provided in Article 11.

     17.8  Counterparts: This Agreement has been executed in several
           ------------
counterparts, each of which shall be deemed to be an original, and all such counterparts together shall constitute but one and the same instrument.

     17.9  Inventions and Patents. Inventions conceived solely by employees of
           ----------------------
a party under this Agreement shall belong exclusively to such party. Inventions conceived jointly by the parties in the course of work called for in this Agreement shall be subject to the further agreement of the parties. Except as expressly set forth in this Agreement, nothing contained in this Agreement shall be deemed, by implication, estoppel or otherwise, to grant any party any right or license in respect of any patents, inventions, Proprietary Information or other technical data at any time owned by the party hereto. Irrespective of in whose name(s) patent applications are filed, any party which is a co-inventor of an invention shall be entitled to a non-exclusive, royalty-free, transferable license in any patent(s) issued with respect thereto. The understandings set forth in this Section 17.9 are subject to modification as may be required by applicable government regulations. Notwithstanding the above, each party shall have a non-exclusive, royalty-free, non-transferable, worldwide right and license under any inventions, patents, Proprietary Information and technical data owned by the other party and used in Products made under this Agreement, but only to the extent such licenses are required for the limited purpose of enabling a party to perform its obligations under this Agreement or to enable Buyer to sell products incorporating Products made by TRW under this Agreement.

     17.10     Ownership of Masksets. Buyer shall retain sole ownership of
               ---------------------
all glass plates ("Masksets") utilized for photolithographic semiconductor processing of MMIC (as defined in Section 17.11 below) designs, and TRW shall retain sole possession of any and all Masksets developed or procured by TRW under this Agreement. TRW shall store Buyer's Masksets at TRW for a maximum period of two (2) years after delivery of all Products manufactured from such Masksets to Buyer and after expiration of such two (2) year storage period may destroy or dispose of such Masksets upon giving Buyer thirty (30) days prior written notice thereof.

     17.11     Ownership of MMIC Designs. Buyer shall retain sole ownership
               -------------------------
rights to its designs for monolithic microwave integrated circuit ("MIMIC") designs. TRW shall retain sole ownership rights to TRW MMIC designs, all individual circuit elements, design libraries, design rule manuals, circuit elements and MMIC fabrication processes for all MMIC designs.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first set forth above.

                                     Multilink Technology Corporation

                                     By:___________________

                                     Title:________________


                                     TRW INC.

                                     By:___________________

                                     Title:________________

                                  Exhibit 1A

                               List of Products
                               ----------------

1. PCM tested, [*] GaAs HBT processed wafers (from [*] micron process).

2. PCM tested, [*] GaAs HBT processed wafers (from [*] micron process).

3. PCM tested, [*] GaAs HEMT processed wafers (from [*] micron process).

  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

                                  Exhibit lB

         Price, Minimum Annual Quantities, Delivery Schedule and Site
         ------------------------------------------------------------



A.  Price:
                                                        Standard      Reduced
                Product                                 Process       Process
                -------                                 -------       -------
1.   [*] GaAs HBT ([*] micron) processed wafers         $[*] /ea.     $[*] /ea.
2.   [*] GaAs HBT ([*] micron) processed wafers          [*] /ea.      [*]
3.   [*] GaAs HEMT processed wafers                      [*] /ea.      [*]

B.  Minimum Annual Quantities:

                                                   Number of Wafers per Year
        Product                            1997   1998   1999  2000   2001  2002
                                           ----   ----   ----  ----   ----  ----
1.   [*]GaAs processed wafers               [*]    [*]    [*]   [*]    [*]   [*]

C.  Site:
        Multilink Technology Corporation
        2601 Ocean Blvd., Ste. 108
        Santa Monica, CA 90405

D.  Delivery Schedule:

                                             Shipment of PCM Tested Wafers from
                                                     Release of Mask PG
HBT ([*]micron)                                          [*]  weeks
HBT ([*]micron standard process)                         [*]  weeks
HBT ([*]micron reduced process)                          [*]  weeks
HEMT                                                     [*]  weeks


(1)  [*]


  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

                                  Exhibit 1C
             HBT/HEMT Process Control Monitor (PCM) Specifications

HBT Digital PCM Foundry Specifications                            9 January 1995

Parameter                Units                    Min   Max  Tvp    # Sites   Criteria
---------                -----                    ---   ---  ---    -------   --------
   [*]    ([*])          (nano amp)               [*]   [*]  [*]  [*]/wafer   wafer average
   [*]    Resistance*    (ohm)                    [*]   [*]  [*]  [*]/wafer   [*] pass
   [*]    Resistance*    (ohm)                    [*]   [*]  [*]  [*]/wafer   [*] pass
   [*]    Thickness      (amp)                    [*]   [*]  [*]  [*]/wafer
   [*]                                            [*]   [*]  [*]  [*]/wafer   [*] pass
   [*]    Thickness      (micro meters)           [*]   [*]  [*]  [*]/wafer
   [*]    Capacitance    (pica farads/millimeter] [*]   [*]  [*]  [*]/wafer   wafer average
   [*]    Resistance     (ohm/sq)                 [*]   [*]  [*]  [*]/wafer   wafer average
   [*]    Thickness      (micro meters)           [*]   [*]  [*]  [*]/wafer   [*] pass
   [*]    Thickness      (micro meters)           [*]   [*]  [*]  [*]/wafer
   [*]                   (volts)                  [*]   [*]  [*]  [*]/wafer   wafer average
   [*]                   (volts)                  [*]   [*]  [*]  [*]/wafer   wafer average

* for a [*] (micro meter) HBT

/s/ Matthew M Hoppe 95-1-10
------------------------------------
Matt Hoppe, Production Line Manager

/s/ Aaron Oki 95-1-10
------------------------------------
Aaron Oki, HBT Product Engineering


  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.

                                  Exhibit 3
                               Sample Order Form

                                                                                             -----------------------
                                                                                              P/Q NUMBER:       PAGE

                                                                                                                   1.
                                                                                          -------------------------------------
                                                                                          P/Q DATE:  ORDER TYPE:  CHANGE/CANCEL

                                                                                                        Normal
                                                                                          -------------------------------------

ORDERED                                                                           SHIP
   FROM                                                                             TO

------------------------------------------------------------------------------------------------------------------------------------
          BUYER                             TERMS                     ACKNOW-   CONFIRM      FOR:          SHIP VIA         COD
                                                                      LEDGE

                                                                                        Destination    Best Way
------------------------------------------------------------------------------------------------------------------------------------
             QUANTITY                  QUANTITY NUMBER                                                        REQUESTED    CHANGE/
 LINE         ORDERED         U / M   DESCRIPTION/COMMENTS          YOUR ITEM NUMBER         PRICE/UNIT          DATE      CANCEL
NUMBER      BLANKET TYPE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Ext Price =















--------------------------------------------------------------------------------------------------------------------------------
                              COMMENTS                                               Total Ext Price =


                              --------------------------------------------------------------------------------------------------
                                                                 ORDERED BY

                    Contract Change Notice Amendment No. 1
                                      to
       TRW/ Multilink Technology Corp. Foundry Services Sales Agreement
                              Agreement No. 68107

THIS AMENDMENT ("Amendment") is made and entered into by and between Multilink Technology Corporation ("Buyer" or "Multilink") and TRW Inc. by and through its Space and Electronics Group, a corporation organized and existing under the laws of Ohio, having offices at Redondo Beach, California, USA ("TRW").

WHEREAS, Buyer and TRW entered into a Sales Agreement No. 68107 ("Agreement") with an effective date of 29 June 1997, and;

WHEREAS, TRW and Buyer desire to amend the Agreement in order to implement certain administrative revisions;

NOW THEREFORE, the parties agree to amend the Agreement as follows:

Article 5.1. Method of Payment - address for payments sent via mail is amended
------------------------------
to read as follows:
TRW Space and Defense, File No.41818, Los Angeles, CA 90074-1818

Article 6. Payment - revise payment terms to net forty-five (45) days.
------------------

Article 14. Notices - revise TRW point of contact to Mr. Edward Cornejo.
-------------------

Add section 17.12. "Non-Solicitation of TRW Employees" - In consideration of the
-----------------------------------------------------
extended payment term implemented above in Article 6 amendment, Multilink agrees that during the term of this Agreement, it shall not solicit for employment nor hire any TRW employees.

Add section 17.13. "Waivers" - It is understood TRW's election not to enforce
---------------------------
any provision hereof or of any order issued hereunder shall not be construed to be a continuing waiver and TRW reserves the right subsequently to enforce such provision.

Exhibit 4 -- Payment Schedule -- Multilink's 6 January, 1999 correspondence,
-----------------------------
"Payment Plan for open invoices", is incorporated into the Agreement by this reference. The parties hereto agree that as of 3 April 1999, Multilink shall pay its current and future TRW invoices within 45 days of the invoice date. For the purposes of the Agreement, any receivables not paid within 45 days of invoice date shall be considered past due and assessed the 1% per month late payment fee indicated in the Agreement.

The above changes constitute Contract Change Notice Amendment No. 1 to the Agreement. Except as expressly provided hereinabove, all other terms and conditions of the Agreement shall apply herein and remain in full force and effect as previously agreed to between Buyer and TRW. In the event of any conflict between the terms of this Amendment and those of the Agreement, the terms of this Amendment will be deemed to have superseded those of the Agreement and exclusively will govern the matter in question.

IN WITNESS WHEREOF, duly authorized representatives of the undersigned parties have executed this Contract Amendment as of 13 January 1999.

Multilink Technology Corp.                        TRW Inc.

By: /s/ Richard N. Nottenburg                     By: /s/ Patrick Reynolds
    -------------------------                         ------------------------
Names: Richard N. Nottenburg                      Name: Patrick Reynolds
      -----------------------                          -----------------------
Title: President                                  Title: Contracts Manager
      -----------------------                          -----------------------
Date: 1/18/99                                     Date: 13 January 1999
      -----------------------                          -----------------------

                     [LETTERHEAD OF TRW TELECOMMUNICATION]

June 30, 1999

Dr. Richard Nottenburg
Multilink Technology Corp.
2601 Ocean Park Blvd., Suite 108
Santa Monica, CA 90405

Re: Supply Agreement dated June 29, 1997 by and between TRW Inc. ("TRW") and Multilink Technology Corporation ("MTC")

Dear Rich:

I very much enjoyed our dinner last night, and I am certainly pleased that we are on a solid path to continue to build the strategic relationship between TRW and Multilink. As we discussed, both companies need the flexibility to adjust the products and technologies in response to market dynamics, and we need to structure our agreements to provide this flexibility. At the same time, we need to make sure that we support this year's rapid growth of Multilink, as that is key to demonstrating the company's performance to enable future financing. I believe the following modification to the Supply Agreement captures this intent.

Add to the end of the existing section 2.2 of the Supply Agreement:

"; provided, however, that in 1999, TRW will accept all wafer orders from Buyer that TRW can reasonably supply; further provided, that in each of the years 2000, 2001 and 2002, notwithstanding any other provision herein, Buyer shall not be obligated to purchase from TRW, and TRW shall not be obligated to sell to Buyer, more than [*] wafers."

If you agree with this modification, please sign below and fax a copy to me so that we can immediately process the outstanding orders you have placed. I am also sending by mail two originals of this letter. Please sign them, retain one for your records, and send me the other copy.

Sincerely,                                   AGREED AND ACCEPTED


/s/ Wes Bush                                 AS OF July 01, 1999
Wes Bush
                                             /s/ Richard N. Nottenburg
                                             -------------------------
                                             Dr. Richard Nottenburg

  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.